UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                  _____________

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of report (Date of earliest event reported)  June 1, 2005
                                                       -------------------------

                              Citrix Systems, Inc.
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               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

          0-27084                                 75-2275152
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 (Commission File Number)              (IRS Employer Identification No.)


   851 West Cypress Creek Road, Ft. Lauderdale, Florida             33309
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         (Address of Principal Executive Offices)                (Zip Code)

                                 (954) 267-3000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, If Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |X| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                 Section 1--Registrant's Business and Operations

Item 1.01.        Entry into a Material Definitive Agreement.

     On June 1, 2005, Citrix Systems, Inc., a Delaware corporation ("Citrix"), NCAR Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of Citrix ("Merger Sub"), and NCAR, LLC, a Delaware limited liability company and a wholly owned subsidiary of Citrix ("LLC") entered into an Agreement and Plan of Merger (the "Merger Agreement") with NetScaler, Inc., a privately held Delaware corporation headquartered in San Jose, California ("NetScaler"), and Gaurav Garg, as stockholder representative. There are no material relationships among Citrix and NetScaler or any of their respective affiliates or any of the parties to the Merger Agreement and related agreements, other than in respect of such agreements themselves.

     Pursuant to the Merger Agreement, Citrix proposes to acquire all of the issued and outstanding voting securities of NetScaler by means of a merger of NetScaler and Merger Sub, with NetScaler continuing as the surviving corporation (the "Merger"). Promptly following the Merger, Netscaler will merge with and into the LLC, with the LLC to be the final surviving entity. The total consideration for this transaction is approximately $300,000,000, payable approximately 45% in cash and approximately 55% in Citrix stock, and the assumption of approximately $23,000,000 in unvested stock options upon the closing of the transaction.

     This transaction has been unanimously approved by the board of directors of both Citrix and NetScaler. The parties to the Merger Agreement anticipate completing this transaction in the third quarter of 2005, subject to customary closing conditions including regulatory review and approval under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, approval by the stockholders of NetScaler and other customary conditions.

     The foregoing description of the transaction does not purport to be complete and is qualified in its entirety by reference to the complete text of the Merger Agreement.

                    Section 3--Securities and Trading Markets

Item 3.02.        Unregistered Sales of Equity Securities.

     In accordance with the terms of the Merger Agreement, Citrix will issue to the shareholders of Netscaler approximately 6.55 million shares of its common stock, subject to adjustment, on the date of the consummation of the aforementioned transaction. These shares are expected to be issued in reliance upon an exemption from registration provided by Section 3(a)(10) of the Securities Act of 1933, as amended, for the issuance and exchange of securities approved, after a public hearing upon the fairness of the terms and conditions of the exchange, by a state commission authorized by law to grant such approval. Citrix intends to apply for such a public fairness hearing before the Commissioner of the California Department of Corporations, in accordance with
Section 25142 of the California Corporate Securities Law of 1968, as amended.

                            Section 7--Regulation FD

Item 7.01.        Regulation FD Disclosure.

     On June 2, 2005, Citrix and NetScaler issued a joint press release announcing the execution of the Merger Agreement. A copy of the joint press release is attached hereto and furnished herewith as Exhibit 99.1.

                  Section 9--Financial Statements and Exhibits

Item 9.01.        Financial Statements and Exhibits.

         (c)      Exhibits.

                  Exhibit No.       Description
                  -----------       -----------

                  99.1 Joint press release, dated June 2, 2005, of Citrix Systems, Inc. and NetScaler, Inc.

Safe Harbor Regarding Forward Looking Statements.

This Form 8-K contains forward-looking statements that are made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934. The forward-looking statements in this release do not constitute guarantees of future performance. Investors are cautioned that statements in this Form 8-K, which are not strictly historical statements, including, without limitation, statements concerning the proposed acquisition; statements concerning the terms and timing of the acquisition; statements concerning the availability of an exemption from registration under the Securities Act of 1933; and statements concerning the application for a public fairness hearing in connection therewith, constitute forward-looking statements. Such forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated by the forward-looking statements. The risks and uncertainties include, without limitation, the possibility that the proposed acquisition will not close; that the closing may be delayed or that the companies may be required to modify aspects of the acquisition to close the acquisition; the satisfaction of closing conditions to the acquisition; and the failure to obtain a public fairness hearing. More information about potential factors that could affect Citrix's business and financial results is included in Citrix's Annual Report on Form 10-K for the fiscal year ended December 31, 2004 and Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2005, including (without limitation) under the captions "Certain Factors Which May Affect Future Results" and "Management's Discussion and Analysis of Financial Condition and Results of Operations," which are on file with the Securities and Exchange Commission and available at the Security and Exchange Commission's website at http://www.sec.gov. Citrix assumes no obligation to update any forward-looking information contained in this Form 8-K.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 CITRIX SYSTEMS, INC.

June 2, 2005
                                 By:  /s/ David J. Henshall
                                      ------------------------------------------
                                      David J. Henshall
                                      Vice President and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------

99.1 Joint press release, dated June 2, 2005, of Citrix Systems, Inc. and NetScaler, Inc.

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